UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 11, 2015 (August 7, 2015)

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 7, 2015, Hill International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the proposals voted upon at the Annual Meeting, and the final voting results as certified by the Company’s independent inspector of elections, IVS Associates, Inc. (“IVS”).

As of the close of business on April 15, 2015, the record date for the Annual Meeting, 50,373,822 shares of the Company’s common stock, par value $0.0001 per share, were outstanding and entitled to vote. 42,743,685 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing more than 84.9% percent of the shares entitled to be voted.

Proposal 1 - Election of Directors. The Company’s stockholders elected Camille S. Andrews and Brian W. Clymer to serve on the Board of Directors until the Company’s Annual Meeting of Stockholders in 2018 and until their successors have been duly elected or appointed. The final tabulation from IVS of voting results for the election of directors and other proposals is set forth below.

Board of Directors’ Nominees

Director	For	Withheld	Broker Non-Votes

Camille S. Andrews	23,357,089	822,687	0
Brian W. Clymer	23,355,339	824,437	0

Bulldog’s Nominees

Director	For	Withheld	Broker Non-Votes

Andrew Dakos	15,902,918	2,660,991	0
Phillip Goldstein	18,410,087	153,822	0

Proposal 2 — Re-Approval of the Company’s 2010 Senior Executive Bonus Plan.  The Company’s stockholders re-approved the Company’s 2010 Senior Executive Bonus Plan.

For	Against	Abstain	Broker Non-Votes

37,527,262	5,116,582	99,841	0

Proposal 3 — Stockholder Proposal on Hiring an Investment Banker.  The Company’s stockholders did not approve the stockholder proposal recommending that the Board of Directors hire an investment banker to investigate the possibility of a liquidity event.

For	Against	Abstain	Broker Non-Votes

17,869,117	24,042,503	66,433	0

Proposal 4 — Stockholder Proposal on Rescinding the Stockholder Rights Plan.  The Company’s stockholders approved the stockholder proposal recommending that the Rights Agreement be rescinded.  This proposal is moot as the stockholder rights plan was voluntarily rescinded by the Board in June of this year.

For	Against	Abstain	Broker Non-Votes

22,986,547	18,818,708	172,778	0

Item 7.01 Regulation FD Disclosure

On August 11, 2015, the Company issued a press release announcing the final voting results for its 2015 Annual Meeting of Shareholders held on August 7, 2015.

A copy of the press release is furnished herewith as Exhibit 99.1. The information contained in Item 7.01, including Exhibit 99.1, of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by Hill under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ John Fanelli III
	Name:	John Fanelli III
Dated: August 11, 2015	Title:	Senior Vice President and Chief Financial Officer